August 2008

2

Safe Harbor Statement

            This presentation contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation
Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the
Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

3

Mission Statement and Core Values

China Display’s mission is to become the #1 manufacturer of LED backlights to electronics manufacturers in China and the world while entering the High Powered LED lighting industry.

We plan to achieve this goal by diversifying and broadening our customer base, aggressively pursuing new market opportunities, investing heavily in Research and
Development.

The Company strives for excellence in all facets of its business, seeking to deliver the highest quality products in the industry while developing the most cost effective and efficient production systems.

Our commitment to superior customer service is reinforced by a corporate culture that places a high priority on training and creating a disciplined and innovative work force.

4

Company Overview

China Display Technologies  Electronics established in
November 2004

Headquarter: Shenzhen, China

China Display became a publicly traded company, listed
on the OTC market, through a reverse merger in
September 2007

Fifth largest backlight unit (BLU) developer &
manufacturer in China

800 employees as of July 2008

Hi-Tech Enterprise recognized by Shenzhen Government

ISO9001:2000 Certification

China Display designs, manufactures and markets small to mid sized light emitting diode
(LED) and cold cathode fluorescent lamp (CCFL) backlights for various types of liquid crystal displays (LCDs) and is entering the billion dollar High Powered LED lighting industry.

5

Equity Snapshot

*Includes 6.9 million shares of series A convertible preferred stock, includes 3,796,700 million warrants

** Excludes $2.2 million non-cash deemed preferred stock dividend

CDYT AT A GLANCE

TICKER

CDYT

SECTOR

EMERGING
TECHNOLOGY

FISCAL YEAR

  DECEMBER

MARKET CAP

36.8M

CURRENT PRICE (8/01/08)

$1.60

52-WEEK LOW

$1.10

52WEEK HIGH

$3.50

REVENUE (TTM)

$34.7M

PRICE/EARNINGS (TTM)

6.8

PRICE/SALES (TTM)

.96

NET INCOME** (2007)

 5.04M

EPS* (TTM)

$0.22

SHARES OUTSTANDING*

23M

FLOAT

3M

INSIDER OWNERSHIP

56%

Capitalization Structure as of 6/30/2008

Share Type

Number of Shares

Common Shares Outstanding:

12,316,406

Common Stock issuable upon conversion of
series A preferred stock:

6,860,296

Shares issuable upon exercise of warrants
at $1.30:

3,796,700

Total:

22,973,402

6

Investment Highlights

FY 2007 Revenues up 104% over FY 2006 to $32.5 million

FY 2007 Earnings up 100% over FY2006 to $4.8 million

Q1 2008 Revenues up 45% over Q1 2007 ($4.6 million to $6.7 million)

Q1 2008 Earnings up 32% over Q1 2007 ($626K to $826K)

Revenue guidance FY 2008E   $44M-$55.4M, 35%-70% annual growth

Earnings guidance FY 2008E:   $6.16M-$7.8M, 28%-62.5% annual
growth

Substantially Undervalued among Peer Group

Undervalued Among Peer
Group

DGNG  REV: 55.3M  (ttm)            EPS -0.07 (ttm)            P/E  N/A

            Diguang International Inc.

CREE   REV: $468.5M (ttm)       EPS 0.36 (ttm)             P/E  48.45

            Cree Inc.

ASY    REV: $23.4M  (ttm)            EPS  0.20 (ttm)            P/E   34.0

            Elecsys Corp.

CDYT  REV: $34.6M (ttm)            EPS 0.22 (ttm)             P/E   6.96

            China Display Technologies Inc.

Valuation Metrics

            If CDYT Trades at Peer Group Multiples

                                                       Stock Price

At 20 P/E  08 EPS  0.30-0.34                     $6.00-$6.80

At 30 P/E  08 EPS  0.30-0.34                      $9.00-$10.24

Potential ROI                                  280%-704%

9

BLU Application Overview

Small backlights ( < 10.4”) for:

Cell phones

Car navigation systems

DVD, GPS, PDA & CD players

Digital cameras

Camcorders

MP3 & MP4 players

Appliance displays

Medium backlights (15”-19”) for:

Computer monitors

Large backlights (20”-47”) :

Televisions

What is a Backlight Unit?

      Backlight units (BLU) provide the light source to LCD units

      BLUs present data and images in mobile phones, car navigation systems and medical devices

      Larger displays used in flat panel televisions and computer monitors

      A BLU is one of the most expensive components used in LCD products,

       accounting for 20 to 30% of the overall costs

As a light source for LCD screens, a BLU
is one of the most expensive components
of LCD products

* Data Source: “Large Area TFT LCD Backlight Market
Outlook” by Display Search

Material/Component Costs

10

Backlight, 26%

Other

Materials, 26%

Glass, 8%

Color Filter,

19%

Driver ICs, 6%

Polarizers, 15%

Backlight Unit Industry Growth

$90 Billion Industry Growing at 15% Annually

Unit:

$ Million

Revenues for Flat Panel Displays

(PIDA, Nov 2006)

LCD
(TFT)

46434

57158

58749

68304

77678

86004

11

0

10000

20000

30000

40000

50000

60000

70000

80000

90000

2004

2005

2006

2007

2008

2009

LCD Thin Film

Transistor (TFT)

12

The Emerging High Power LED Lighting Market

Green Technology  LED (Light Emitting Diode)

LEDs use 90% less electricity than traditional incandescent light sources

LED light bulbs last 100 times longer (50,000 Hours) than traditional incandescent light sources

LEDs contain no mercury and remain cool to the touch

Historically restricted to niche markets (flashlights, accent lighting and automobile lights)

Advances in LED technology have led to increased light output with higher efficiency, driving costs down to dramatically broaden acceptance and applications

The high-power LED market is gaining ground in the general lighting market and steadily driving mainland China's LED production

China is the largest producer of LED lighting products, accounting for an estimated 70%
of the industry’s global output

13

The Emerging High Power LED Lighting Market, cont.

According to Photonic Industry Development Association (PIDA), China's LED lighting exports in 2007 were estimated at $1 billion and is expected to reach $2 billion in 2008, and $3.9 billion in 2009

High power LEDs offer high brightness and energy-efficient benefits, driving their adoption by lighting and electronics manufacturers worldwide for general illumination

Country specific mandates banning traditional incandescent lighting will drive the High
Powered LED light growth worldwide

According to Digitimes, Australia and Japan in 2012 will ban traditional incandescent light sources

Anchorage, AK announced (August 2008) initiative calling for the retrofit of all 16,000 municipal roadway lights with high-efficiency LED fixtures

Other cities already participating in testing and deployment of High Power LED technology are
Raleigh, NC; Toronto, Ontario; Ann Arbor, MI; Austin, TX; Tianjin, China and Torraca, Italy

LED Technology Gains Widespread
Media Attention

14

July 28, 2008 New York Times article

LED lighting is showing up in more prominent
spots

Times Square New Year’s Eve Ball

Marcus Center in Milwaukee, WI

Empire State Building considering LEDs for
lighting exterior

LEDs dominated the exhibits at Lightfair, lighting
industry’s largest trade event in May 2008

Corporate Adoption

Sentry Equipment Corporation

Will save $7000 a year in energy costs

Won’t need to replace a bulb for 20 years

Will recoup its investment in less than 2
years

Source: Eric A. Taub, “Fans of L.E.D.’s Say This

Bulb’sTime Has Come”; July 28, 2008 New York Times

15

Competitive Advantages

Experienced Management Team

Working in conjunction with the Guangdong Flat Panel Display Association (GFPDA)

GFPDA is drafting the standards for the High Power LED lighting industry in China

Superior Product Design

Dot matrix design and optical simulation program confirms customer’s designs at least 7 days faster than our competitors

Our software improves the light guide brightness performance by 20%-25% and uniformity by 5%-8%

Twin screen displays are a breakthrough in mobile phone design, while also a challenge for BLU design

16

Strategic R&D Initiatives

Continuous improvement of our copyrighted software

Close technology partnership with Guangdong Flat Panel Display Association

Strategic vision in 2008 to develop large-size back light unit, targeting the LCD-TV market

OLED (Organic Light-Emitting Diodes) feasibility research – for next generation
Display Illumination Technology

17

2007 Revenue Breakdown

Zhujiang Delta and other
areas in China

Hong Kong

Europe

Japan

The United States

Mobile Phone (1.8’’-3.2’’)

Medical Equipment

MP3/MP4

LCD Monitor

Communication Devices and Others

By Region

By End Products

18

Customer Overview

42 LCM module manufacturers customers in over 17 countries

Yassy Technology (Shenzhen) Co., Ltd.

Sinopex Enterprise Company

Shenzhen Xinjiuding Optronics Technology Co., Ltd.

Viewtron Technology Ltd.

BYD Company Ltd.

China Display’s products are ultimately incorporated in NEC, General Electric,
Lenovo, and Panasonic applications

BLU
manufacturer

Design House

LCM
manufacturer

OEM Factory

Raw Material
Vendors

CDYT

End Product
Maker

19

Experienced Management Team

Mr. Lawrence CHAN       Chairman and CEO

Founded SUNY, wholly-owed subsidiary of China Display Technologies Inc. in 2004

General manager with Wai Chi Electronics Co. from 2000 to 2002

Distinguished engineer and knowledgeable in BLU industry and factory management

Graduated from Hong Kong Polytechnic University

Mr. Jason YE                   CFO

Served as Finance Manager of China Display since October 2007

Acted as the financial advisor for several foreign capital corporations and Hong Kong exchange listed banking companies

Bachelor’s degree in International Finance from South China Normal University

Mr. Jason WONG            Executive VP

Joined SUNY in 2005 as head of sales and internal operation

An experienced environmental specialist

Master’s degree in Environmental Science from City University of Hong Kong

20

Income Statement

                                                          Year Ended December 31              Quarter Ended March 31

($ in Thousands)                           2006                       2007                     2007Q1            2008Q1

Revenues                                       $15,884                   $32,554                 $4,592              $6,723

Gross Margin                                 22.8%                     23.8%                   21.8%               22.3%

Total Operating Expenses            7.6%                       7.1%                     6.9%                 6.6%

Operating Margin                          15.2%                     16.7%                   14.9%               15.8%

Net income                                    $2,412                    $4,841                   $626                 $828

Net Profit Margin                           15.2%                     14.9%                   13.6%               12.3%

Weighted avg. shares 11.4M                          15.3M                   11.4M               22.8M

EPS – diluted                                 $0.21                       $0.32                    $0.05                 $0.04

(Audited)

Note: 2007 results exclude $2.2 million non-cash deemed preferred stock dividend.

(Unaudited)

21

Balance Sheet

                                            Ended Dec 31, 2006       Ended Dec 31, 2007      Ended Mar 31, 2008

($ in Thousands)                              Audited                Audited                      Unaudited

Cash and Cash Equivalents               $135                                 $2,949                         $4,600

Accounts Receivable, net                     $1,656                              $5,279                         $6,100

Inventory                            $1,460                              $1,693                         $2,362

Total Current Assets                               $3,579                              $17,718                       $18,807

Total Assets                   $5,508                                       $21,219                       $22,331

Total Current Liabilities                      $1,540                              $8,653                         $8,075

Total Liabilities             $1,588                              $8,653                         $8,075

Total Shareholders’ Equity          $3,920                                          $12,566                       $14,256

22

Strong Revenue Growth

(USD $ in Millions)

*The ability of the Company to achieve 55.4M in 2008 Revenue depends on its ability to obtain proceeds of not less than $5.3 million from exercise of 1,362,187 warrants in the second quarter and 2,708,013 warrants in the third quarter of 2008. Without the exercise of the warrants, the Company should generate Revenue of $44.0M -
45.6M.

*

44.0

23

Rising Gross Profit

(USD $ in Millions)

24

Rising Net Income

(USD $ in Millions)

Note: 2007 results exclude $2.2 million non-cash deemed preferred stock dividend.

*The ability of the Company to generate net income of $7.8M will depend on its ability to obtain proceeds of not less than $5.3 million from exercise of 1,362,187 warrants in the second quarter and
2,708,013 warrants in the third quarter of 2008.  The Company expects to generate net income of
$6.16M - $6.39M without the exercise of the warrants.

*

6.16

25

Strong EPS Growth

Note: 2007 results exclude $2.2 million non-cash deemed preferred stock dividend.

*The ability of the Company to generate 0.34 EPS will depend on its ability to obtain proceeds of not less than $5.3 million from exercise of 1,362,187 warrants in the second quarter and 2,708,013 warrants in the third quarter of 2008. The Company expects EPS of 0.30-0.31 without the exercise of the warrants.

*

0.30

The Future of China Display
Technologies

Enter  High Power LED Lighting market with new products  (Indoor and Outdoor Lighting)

Develop High Power LED Market Share

Seek AMEX Listing in Q1 2009

Investment Summary

Q1 2008 Revenues up 45% over Q1 2007 ($4.6 million to $6.7 million)

Q1 2008 Earnings up 32.3% over Q1 2007 ($626K to $826K)

Revenue guidance FY 2008E   $44M-$55.4M, 35%-70% annual growth

Earnings guidance FY 2008E:   $6.16M-$7.8M, 28%-62.5% annual growth

Substantially Undervalued among its Peer Group

At 20 P/E  08 EPS  0.30-0.34   $6.00-$6.80

At 30 P/E  08 EPS  0.30-0.34  $9.00-$10.24

Potential ROI:                 280%-704%

28

Contact

RedChip Companies, Inc.

Jon Cunningham, Director of IR

500 Winderley Place, Suite 100

Maitland, FL 32751

Tel: 1-800-733-2447, Ext. 107

Jon@RedChip.com

US Auditor

Kempisty & Company

15 Maiden Lane, Suite 1003

New York, NY 10038

US Law Firm

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, NY 10006

China Display Technologies

Jason Wong,   Executive VP

12A Block, Xinhe Road, No. 3 Xinqiao

Industrial Zone, Shajing District,

Baoan Town

Shenzhen, China 150090

Tel: 86 138 237 96598 (China mobile)

       852 – 9257 8928 (HK mobile)

jason@chinadisplaytech.com